UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 29, 2004

(Exact name of registrant as specified in its charter)

Maryland

001-11543

52-0735512

(State or other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer Identification No.)

10275 Little Patuxent Parkway Columbia, Maryland

21044-3456

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code   (410) 992-6000

Not Applicable

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12.  Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a press release to be issued by the registrant on July 29, 2004 regarding earnings for the quarter ended June 30, 2004.  Also attached as Exhibit 99.2 is certain supplemental information regarding the quarter ended June 30, 2004 not included in the press release.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Management of the registrant will discuss these materials in a conference call on July 29, 2004 at 4:00 p.m. EDT. The call-in number for the conference call is 1-877-576-9887.  These materials are also available at the registrant’s website, www.therousecompany.com.  Users may access the press release by clicking on “Investor Relations,” then “Press Releases.”  Users may access the supplemental information by clicking on “Investor Relations,” then “Financial Reports.”  The supplemental information will be found under the heading “Investors’ Supplemental Materials.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2004	THE ROUSE COMPANY

		By:	/s/ Melanie M. Lundquist
Melanie M. Lundquist Senior Vice President and Corporate Controller